                               EXHIBIT INDEX


(a)(3)    Board Resolution for establishment of 81 subaccounts dated March 20,
          2005.

(d)(10) Copy of Specimen Policy for Flexible Premium Variable Life Insurance Policy (VULIV-NY/VULIVES-NY).

(g)(1)    Redacted copy of Automatic YRT Reinsurance Agreement between
          IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 9141-00-00.

(g)(2) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005.

(g)(3) Redacted copy of Second Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 9141-00-00 between IDS Life Insurance Company of New York and Reinsurer.

(g)(4) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 3092.

(g)(5) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005.

(g)(6) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2005.

(g)(7) Redacted copy of Amendment to Automatic YRT Agreement dated August 18, 2003 and identified as Treaty Number 3092 between IDS Life Insurance Company of New York and Reinsurer.

(g)(8) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 1158.

(g)(9) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 0322-6386.

(g)(10) Redacted copy of Amendment Number 1 to the Automatic YRT Reinsurance Agreement dated August 18, 2003, between IDS Life Insurance Company of New York and Reinsurer, effective January 1, 2004.

(g)(11) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000.

(g)(12) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000.

(g)(13) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000.

(g)(14)   Redacted copy of Amendment to Automatic and Facultative
          Reinsurance Agreement dated November 15, 2000 and identified as Treaty Number 7865-00-00 between IDS Life Insurance Company of New York and Reinsurer.

(g)(15) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000.

(g)(16)   Redacted copy of Amendment to Automatic and Facultative
          Reinsurance Agreement dated November 15, 2000 between IDS Life Insurance Company of New York and Reinsurer.

(g)(17) Redacted copy of Automatic YRT Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer, dated August 18, 2003 and identified as Treaty Number 7782-1.

(g)(18) Redacted copy of Addendum Number 2 to the Reinsurance Agreement dated August 18, 2003 and identified as Treaty Number 7782-1 between IDS Life Insurance Company of New York and Reinsurer.

(g)(19) Redacted copy of Automatic and Facultative Reinsurance Agreement, Yearly Renewable Term, between IDS Life Insurance Company of New York and Reinsurer, dated November 15, 2000 and identified as Agreement Number 0322-2537.

(h)(8) Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise Financial Services Inc. (Formerly American Express Financial Advisors Inc.).

(k)       Consent and Opinion of Counsel.

(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development.

(m)(1)    Calculations of Illustrations for VUL III-NY as Exhibit (m)(1).

(m)(2)    Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY.

(m)(3)    Calculations of Illustrations for VUL IV-NY/VUL IV ES-NY 2005
          Revisions.

(n)(1) Consent of Independent Registered Public Accounting Firm for VUL IV-NY/VUL IV ES-NY.

(n)(2)    Consent of Independent Registered Public Accounting Firm for
          VUL III-NY.

(r)(1) Power of Attorney to sign amendments to this Registration Statement dated October 21, 2005.

(r)(2) Power of Attorney to sign amendments to this Registration Statement dated July 7, 2004.